UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                  FORM 8-K/A-1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 Date of Report
                                January 29, 1998


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)


     Louisiana                        0-22992                   72-1106167

(State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation)                                       Identification No.)


   11100 Mead Road, 2nd Floor, Baton Rouge, Louisiana            70816
   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code             (504) 296-1140

                                 Not Applicable
          (Former name or former address, if changed since last report)

                       AMENDMENT TO APPLICATION OR REPORT
                    FILED PURSUANT TO SECTION 12, 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               THE SHAW GROUP INC.

                                 AMENDMENT NO. 1



         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report or Form 8-K filed on December 1, 1997, as set forth in the pages attached hereto:

Item 7(a)  Financial Statements of Businesses Acquired

Item 7(b)  Pro Forma Financial Information



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE SHAW GROUP INC.
                                              (Registrant)

Date:  January 29, 1998                       By:  /s/ Edward L. Pagano
                                              --------------------------------
                                              Edward L. Pagano, Vice President
                                              and Chief Financial Officer

         Item 7(a)         Financial Statements of Businesses Acquired
         Item 7(b)         ProForma Financial Information

         Subsequent to the date The Shaw Group Inc. ("Shaw") filed its Current Report on Form 8-K dated December 1, 1997, reporting the acquisition, on November 14, 1997, of substantially all of the capital stock or substantially all of the assets of the principal operating businesses of Prospect Industries, plc ("Prospect"), Shaw filed its Annual Report on Form 10-K for the fiscal year ended August 31, 1997, containing audited financial statements for Shaw for the fiscal year then ended. Based upon such audited financial statements of Shaw, the businesses acquired from Prospect are not "significant" as previously reported. As a result, the financial information specified in Items 7(a) and (b) of Form 8-K is not required to be filed by Shaw.